Reorganization Agreement

     This Reorganization Agreement (the "Agreement") is made and entered into by and among Colmena Corp., a publicly held Delaware corporation with a class of securities registered under Section 12(g) of the Securities and Exchange Act of 1934, as amended ("Colmena" and the "Exchange Act," respectively) and Richard C. Peplin, Jr., an Ohio resident ("Mr. Peplin;" Colmena and Mr.
Peplin
being collectively referred to as the "Parties" and each being sometimes hereinafter generically referred to as a "Party").


Preamble:

     WHEREAS, Colmena is a publicly held holding company which owns a group of operating subsidiaries, to wit Techtel Communications, Inc. ("Techtel"); T2U Co.( formerly known as RCP Enterprises, Inc.), a Delaware corporation doing business as RCP Communications Group, Inc. ("T2U") and Business Technology Systems, Inc., a Florida corporation ("BTS"), T2U and BTS being hereinafter collectively referred to as the "Subsidiaries;" and

     WHEREAS, Colmena has retained the Yankee Companies, Inc., a Florida corporation ("Yankees"), to assist it to resolve major strategic and operating difficulties stemming from a lack of operating income occasioned by a default in the payment of approximately $1,800,000 due to T2U, and Yankees has advised
Colmena that it is in the best interests of Colmena, because of economic and regulatory problems involving Techtel and the Subsidiaries, to divest itself thereof; and

     WHEREAS, subject to the covenants and conditions set forth below, Mr. Peplin is, for the benefit of Colmena and its stockholders, willing, through a new corporation to be organized, to assume ownership and control of the Subsidiaries, for purposes of liquidating them under Chapter 7 of the United States Bankruptcy Code, provided that Colmena agree to bear all expenses associated with such proceedings and any other litigation involved, and further, that Colmena agree to spin Techtel out to Colmena's stockholders, as permitted under Securities and Exchange Commission ("SEC"), Division of Corporate Finance Staff legal Bulletin Number 4; and

     WHEREAS, Colmena is agreeable to the foregoing, provided that Mr. Peplin and his designee agree that any net assets remaining after liquidation of the Subsidiaries be used to pay taxes and liabilities of Techtel guaranteed by Peplin or Colmena, with the net balance to be returned to Colmena:


     NOW, THEREFORE, in consideration of the premises, as well as the mutual covenants hereinafter set forth, the Parties, intending to be legally bound, hereby agree as follows:

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Witnesseth:

First:          Terms of Reorganization

     Mr. Peplin and Colmena hereby agree to reorganize as follows:

1.1 Colmena hereby conveys to the order of Mr. Peplin (expecting that Mr. Peplin will designate a newly organized corporation) all of its right, title and interest in and to all of the capital stock of the Subsidiaries.

1.2 Colmena hereby agrees to pay all reasonable costs required to effect a liquidation of the Subsidiaries by Mr. Peplin's designee pursuant to Chapter 7 of the United States Bankruptcy Code and to defend any resulting litigation or regulatory actions; provided that, all work required is effected through Colmena's attorneys and that Mr. Peplin and his designees waive any resulting conflicts of interest associated with such representation

1.3 Subject to the covenants reflected in Section 1.2, which shall also constitute conditions subsequent, Mr. Peplin, on behalf of his designee, hereby accepts the conveyance effected pursuant to Section 1.1

1.4 Colmena further hereby agrees to spin out 20% of the capital stock of Techtel to its stockholders under the parameters established by SEC Division of Corporate Finance Staff legal Bulleting Number 4, the remaining 80% to be used to settle outstanding liabilities of Techtel to Mr. Peplin, to a principal of Yankees and to other persons, based on negotiations to be conducted by Yankees.

1.5 Mr. Peplin, on his own behalf and on behalf of his designees to which the Subsidiaries are transferred, if any, hereby irrevocably agrees that any net assets remaining after liquidation of the Subsidiaries will be used to pay taxes and liabilities of Techtel guaranteed by Peplin or Colmena, with the net balance returned to Colmena, such net balance interest to be represented by a security interest memorialized in one ore more Forms UCC-1 to be filed in each state in which the Subsidiaries have any assets, whether tangible, intangible or inchoate, such forms to be filed concurrently with the assignment of the Subsidiaries securities.

1.6 The transactions contemplated hereby are to be effected as soon as possible following execution of this Agreement by and through Colmena's officers and general counsel.


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Second     Miscellaneous

2.1     Amendment.

     No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is evinced by a written instrument, subscribed by the Party against which such modification, waiver, amendment, discharge or change is sought.

2.2     Notice.

     All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the first business day after mailing by United States registered or unaudited mail, return receipt requested, postage prepaid, addressed as follows:

                                  To Colmena:
                     G. Richard Chamberlin, General Counsel
                                 Colmena Corp.
14950 Southeast United States Highway 441; Summerfield, Florida 34491 Telephone
       (352) 694-6714; Fax (352) 694-9178; and, e-mail GricardCh@aol.com with copies to

                       Richard C. Peplin, Jr., President
                                 Colmena Corp.
                25100 Detroit Road; Westlake, Ohio 44145; and to

                                      and

                           The Yankee Companies, Inc.
           902 Clint Moore Road, Suite 136; Boca Raton, Florida 33487

                                 To Mr. Peplin:
                            Richard C. Peplin, Jr..
                25100 Detroit Road; Westlake, Ohio 44145; and to

or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth or as may be reflected in the SEC's EDGAR Internet web site.

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

2.3     Merger.

     This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein. All prior agreements whether written or oral are merged herein and shall be of no force or effect.

2.4     Survival.

     The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

2.5     Severability.

     If any provision or any portion of any provision of this Agreement, other than one of the conditions precedent or subsequent, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

2.6     Governing Law.

     This Agreement shall be construed in accordance with the laws of the State of Florida and any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder shall, to the extent legally permitted, be held in Palm Beach County, Florida.

2.7     Indemnification.

(A) Each Party hereby irrevocably agrees to indemnify and hold the other Parties harmless from any and all liabilities and damages (including legal or other expenses incidental thereto),contingent, current, or inchoate to which they or any one of them may become subject as a direct, indirect or incidental consequence of any action by the indemnifying Party or as a consequence of the failure of the indemnifying Party to act, whether pursuant to requirements of this Agreement or otherwise; provided that, such claims are asserted by third parties unrelated to the Parties.

(B) In the event it becomes necessary to enforce this indemnity through an attorney, with or without litigation, the successful Party shall be entitled to recover from the indemnifying Party, all costs incurred including reasonable attorneys' fees throughout any negotiations, trials or appeals, whether or not any suit is instituted.

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2.8     Litigation.

     In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.

2.9     Benefit of Agreement.

     The terms and provisions of this Agreement shall be binding upon and inure
to  the  benefit  of  the   Parties,   their   successors,  assigns,   personal
representatives, estate, heirs and legatees.

2.10     Captions.

     The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

2.11     Number and Gender.

     All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

2.12     Further Assurances.

     The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement. 2.13 Status.

     Nothing  in this  Agreement  shall  be  construed  or  shall  constitute  a partnership, joint venture, employer-employee relationship, lessor-lessee relationship, or principal-agent relationship, rather, the relationships established hereby are those of settling debtor and creditor.

2.14     Counterparts.

(a)This Agreement may be executed in any number of counterparts.

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(b)All executed counterparts shall constitute one Agreement notwithstanding that all signatories are not signatories to the original or the same counterpart.

(c)Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement, which shall be the document filed with the Securities and Exchange Commission.

2.15     License.

(a)This Agreement is the property of Yankees.

(b)The use hereof by the Parties is authorized hereby solely for purposes of this transaction and, the use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

(c)The Parties hereby acknowledge that Yankees is not a law firm or regulated entity and has not provided any Party with any advice concerning this Agreement, rather, it has informed each Party, as a condition to their use of this form that they must obtain independent legal advice.

*                               *                               *

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


     In Witness Whereof, the Parties have caused this Agreement to be executed effective as of the last date set forth below.

Signed, Sealed and Delivered
     In Our Presence:

                                                                   Colmena Corp.
---------------------------------

_________________________________     By:     /s/ Richard C/ Peplin, Jr. /s/
                                        Richard C. Peplin, Jr., President
(CORPORATE SEAL)
                              Attest:     /s/ Vanessa H. Lindsey /s/
                                        Vanessa H. Lindsay, Secretary
Dated:     March 16, 1999


                                                                     Mr. Peplin:
---------------------------------
                                             /s/ Richard C. Peplin, Jr. /s/
---------------------------------          -------------------------------
                                   Richard C. Peplin, Jr., on his own behalf
                                   and on behalf of his designee
Dated:     March 16,1999